UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



            JULY 10, 2000                                 0-7928
-------------------------------------       ------------------------------------
  Date of Report (Date of earliest                (Commission File Number)
           event reported)



                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                11-2139466
-------------------------------------       ------------------------------------
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)



                       105 BAYLIS ROAD, MELVILLE, NY 11747
         --------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                         (631)777-8900
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 2.   ACQUISITION OF ASSETS.

     On July 10, 2000, Comtech Telecommunications Corp. (the "Company") issued a news release announcing that it had acquired substantially all the assets of the EFData Division ("EF Data") of Adaptive Broadband Corporation for $61.5 million, subject to possible post-closing adjustment.

     EFData is based in Tempe, Arizona and designs, develops and manufactures a wide range of satellite communications products for the transmission of voice, data, facsimile and video.

     The news release is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) To be filed by amendment to this Form 8-K not later than September 25, 2000.

(b) Not applicable.

(c) EXHIBITS:

     2.1 Amended and Restated Asset Purchase Agreement between Comtech Telecommunications Corp. and Adaptive Broadband Corporation, dated as of July 10, 2000.

     99   News Release, dated July 10, 2000.


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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMTECH TELECOMMUNICATIONS CORP.

                                      By: /S/ J. PRESTON WINDUS, JR.
                                          --------------------------
                                          Name:  J. Preston Windus, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date: July 25, 2000

                                  EXHIBIT INDEX

EXHIBIT NO.  DOCUMENT DESCRIPTION

      2.1 Amended and Restated Asset Purchase Agreement between Comtech Telecommunications Corp. and Adaptive Broadband Corporation, dated as of July 10, 2000.

      99     News Release, dated July 10, 2000.